UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

Shockwave Medical, Inc.

(Name of Registrant as Specified In Its Charter)

Johnson & Johnson

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

This filing contains the following communications:

1.

A joint press release issued by Johnson & Johnson (“Johnson & Johnson”) and Shockwave Medical, Inc. (“Shockwave”) on April 5, 2024 relating to Johnson & Johnson’s entry into a definitive agreement to acquire Shockwave (the “Acquisition”).

2.	A transcript of the conference call held by Johnson & Johnson on April 5, 2024 relating to the Acquisition.

3.	An investor presentation published by Johnson & Johnson on April 5, 2024 relating to the Acquisition.

4.	Social media posts of Johnson & Johnson published on April 5, 2024 relating to the Acquisition.

5.	Email message from Tim Schmid of Johnson & Johnson to Shockwave employees sent on April 5, 2024.

1.	The following is a joint press release issued by Johnson & Johnson and Shockwave on April 5, 2024 relating to the Acquisition.

Johnson & Johnson to Acquire Shockwave Medical

Enhances Johnson & Johnson’s Ability to Transform the Treatment Landscape for Cardiovascular Disease and

Continue to Improve Patient Outcomes

Extends Johnson & Johnson MedTech’s Position in

Highest-Growth, Innovation-Oriented Segments of Cardiovascular Intervention

Accelerates Sales Growth and Accretive to Operating Margin for Both Johnson & Johnson

and Johnson & Johnson MedTech

Conference Call at 8:30 a.m. ET To Discuss Details of the Transaction

NEW BRUNSWICK, N.J. and SANTA CLARA, Calif., April 5, 2024 – Johnson & Johnson (NYSE: JNJ) and Shockwave Medical, Inc. (Nasdaq: SWAV) (“Shockwave”) today announced that they have entered into a definitive agreement under which Johnson & Johnson will acquire all outstanding shares of Shockwave for $335.00 per share in cash, corresponding to an enterprise value of approximately $13.1 billion including cash acquired. The transaction was approved by both companies’ boards of directors.

The acquisition of Shockwave further extends Johnson & Johnson MedTech’s position in cardiovascular intervention and accelerates its shift into higher-growth markets. Cardiovascular intervention is one of the fastest-growing global medtech markets, with significant unmet patient need. With the addition of Shockwave, Johnson & Johnson will expand its MedTech cardiovascular portfolio into two of the highest-growth, innovation-oriented segments of cardiovascular intervention – coronary artery disease (CAD) and peripheral artery disease (PAD). The transaction follows Johnson & Johnson MedTech’s successful acquisitions of Abiomed, a leader in heart recovery, and more recently Laminar, an innovator in left atrial appendage elimination for patients with non-valvular atrial fibrillation (AFib). These acquisitions complement and build on Johnson & Johnson’s established global leadership position in electrophysiology through the Biosense Webster portfolio. Following the close of the transaction, Johnson & Johnson MedTech will be a category leader in four high-growth cardiovascular segments.

Shockwave is a leading, first-to-market provider of innovative intravascular lithotripsy (IVL) technology for the treatment of calcified CAD and PAD. IVL is a minimally invasive, catheter-based treatment for calcified arterial lesions, which can reduce blood flow and cause pain or heart attack. IVL helps restore blood flow by cracking calcium lesions using sonic pressure waves and is used in both CAD and PAD, often in combination with stenting. Shockwave offers the only commercially available IVL technology and has safely, simply, and effectively treated approximately 400,000 patients globally. In addition to its leading IVL platform, Shockwave also recently acquired Neovasc Inc., a company that has developed the Reducer System, a novel product focused on symptom relief of refractory angina. The Reducer System has a growing commercial presence. It is currently undergoing clinical studies in the U.S. and is CE marked in the European Union and the United Kingdom.

Joaquin Duato, Chairman and Chief Executive Officer of Johnson & Johnson, said, “With our focus on Innovative Medicine and MedTech, Johnson & Johnson has a long history of tackling cardiovascular disease – the leading cause of death globally. The acquisition of Shockwave and its leading IVL technology provides a unique opportunity to accelerate our impact in cardiovascular intervention and drive greater value for patients, shareholders and health systems.”

Tim Schmid, Executive Vice President and Worldwide Chairman of Johnson & Johnson MedTech, said, “Shockwave offers a truly differentiated opportunity to further enhance our leadership position in medtech, expand into additional high-growth segments, and ultimately transform the future of cardiovascular treatment. Shockwave’s IVL technology for treating CAD and PAD, and its strong pipeline, are in a class of their own. We look forward to bringing Shockwave’s solutions into Johnson & Johnson MedTech and the hands of more physicians around the world.”

“Shockwave has transformed the treatment of complex calcified arterial disease through the pioneering development of intravascular lithotripsy, and it is our mission to make this remarkable technology available to patients worldwide,” said Doug Godshall, President and CEO of Shockwave. “As part of a larger, more diverse organization, with broad expertise and a core focus on improving patient outcomes, we are confident we will be able to further solidify IVL as the global standard of care for patients. I am deeply grateful to our team members and colleagues whose efforts have made today’s milestone possible; their accomplishments and passion have been extraordinary. I could not think of a better partner and home than Johnson & Johnson as the Shockwave team prepares to write its next exciting chapter.”

Transaction Benefits

•

Solidifies Johnson & Johnson MedTech’s leadership in cardiovascular intervention: IVL is the only technology that can treat both intimal and medial calcification, and Shockwave offers the first and only commercially available IVL platform for CAD and PAD. This acquisition will complement Johnson & Johnson MedTech’s leadership positions in heart recovery (Abiomed) and electrophysiology (Biosense Webster) to make it a category leader in four of the largest and highest-growth medtech markets within cardiovascular intervention.

•

Enhances opportunity to serve patients worldwide through complementary fit with Johnson & Johnson: Shockwave’s IVL and Abiomed’s Impella® heart pump platform play a critical role in complex percutaneous coronary intervention (PCI) procedures. Specifically, IVL is used in approximately 30% of high-risk PCI cases that also use Impella® today. This clinical compatibility, combined with Johnson & Johnson MedTech’s established global commercial infrastructure, provides numerous opportunities to accelerate the adoption of these segment-leading technologies to patients in need.

•

Provides robust pipeline for future growth in underpenetrated markets: Shockwave benefits from a strong pipeline focused on continued innovation and expansion of its product portfolio in CAD and PAD, and the potential use of IVL in new indications, including carotid artery disease and structural heart disease, over the coming years. Shockwave is also evaluating its Reducer System technology in clinical studies to treat patients with refractory angina.

•

Accelerates sales growth: The acquisition of Shockwave accelerates Johnson & Johnson MedTech’s ongoing efforts to increase its presence in high-growth markets with unmet need, while expanding its reach and scale globally. The proposed transaction adds a high-performing business in an underpenetrated category with a strong pipeline and an attractive growth and margin profile. The transaction is expected to accelerate revenue growth for both Johnson & Johnson and Johnson & Johnson MedTech. Shockwave is ultimately expected to become Johnson & Johnson MedTech’s thirteenth priority platform, as defined by annual sales of at least $1 billion.

•

Delivers immediate operational accretion: The transaction will be accretive to operating margin for both Johnson & Johnson and Johnson & Johnson MedTech. Johnson & Johnson expects the transaction to be operationally accretive upon closing, but considering the impact of financing costs, is expected to dilute adjusted earnings per share by approximately $0.10 in 2024 and approximately $0.17 in 2025.

Transaction Details and Path to Completion

Under the terms of the agreement, Johnson & Johnson will acquire all outstanding shares of Shockwave for $335.00 per share in cash through a merger of Shockwave with a wholly owned Johnson & Johnson subsidiary. Johnson & Johnson expects to fund the transaction through a combination of cash on hand and debt.

Johnson & Johnson expects to maintain a strong balance sheet and to continue to support its stated capital allocation priorities of R&D investment, competitive dividends, value-creating acquisitions and strategic share repurchases.

Following the completion of the transaction, Shockwave will operate as a business unit within Johnson & Johnson MedTech, and financials will be reported within Johnson & Johnson MedTech’s Cardiovascular portfolio, which was previously referred to as Interventional Solutions. In addition to his current responsibilities for Abiomed as the Global Head of Heart Recovery, Michael Bodner will assume responsibility for the business upon close. Isaac Zacharias, who has 6 years with Shockwave, most recently serving as President and Chief Commercial Officer, will transition to become Worldwide President of Shockwave, reporting to Michael Bodner. Doug Godshall, Shockwave’s President and Chief Executive Officer, will advise through the transition.

The closing of the transaction is expected to occur by mid-year 2024 subject to the receipt of Shockwave’s shareholder approval, as well as the receipt of applicable regulatory approvals and other customary closing conditions. Following completion of the transaction, Shockwave’s common stock will no longer be listed for trading on the Nasdaq Global Select Market.

Investor Conference Call

Johnson & Johnson and Shockwave will conduct a conference call with investors to discuss the transaction today, April 5, 2024, at 8:30 a.m. ET.

Participant Dial-In: 877-869-3847

Webcast: https://event.webcasts.com/starthere.jsp?ei=1664558&tp_key=36372427f7

A simultaneous webcast of the call for investors and other interested parties may be accessed by utilizing the link provided above. A replay will be available approximately two hours after the live webcast by visiting www.investor.jnj.com or https://ir.shockwavemedical.com.

As previously announced, Johnson & Johnson will also host a conference call for investors at 8:30 a.m. ET on Tuesday, April 16th to review first-quarter results.

In light of the joint conference call today, Shockwave has cancelled its conference call to discuss its financial results for the first quarter of fiscal year 2024, previously scheduled for May 6, 2024, 4:30 EST.

Advisors

J.P. Morgan Securities LLC is serving as financial advisor to Johnson & Johnson and Freshfields Bruckhaus Deringer LLP is serving as legal advisor.

Perella Weinberg Partners is serving as financial advisor to Shockwave and Fenwick & West LLP is serving as legal advisor.

About Johnson & Johnson

At Johnson & Johnson, we believe health is everything. Our strength in healthcare innovation empowers us to build a world where complex diseases are prevented, treated, and cured, where treatments are smarter and less invasive, and solutions are personal. Through our expertise in Innovative Medicine and MedTech, we are uniquely positioned to innovate across the full spectrum of healthcare solutions today to deliver the breakthroughs of tomorrow, and profoundly impact health for humanity. Learn more at https://www.jnj.com/.

About Shockwave Medical, Inc.

Shockwave Medical is a leader in the development and commercialization of innovative products that are transforming the treatment of cardiovascular disease. Its first-of-its-kind Intravascular Lithotripsy (IVL) technology has transformed the treatment of atherosclerotic cardiovascular disease by safely using sonic pressure waves to disrupt challenging calcified plaque, resulting in significantly improved patient outcomes. Shockwave has also recently acquired the Reducer, which is under clinical investigation in the United States and is CE Marked in Europe. By redistributing blood flow within the heart, the Reducer is designed to provide relief to the millions of patients worldwide suffering from refractory angina. Learn more at www.shockwavemedical.com.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Shockwave Medical by Johnson & Johnson.

In connection with the proposed transaction, Shockwave intends to file relevant materials with the U.S. Securities and Exchange Commission (“SEC”), including Shockwave’s proxy statement in preliminary and definitive form. Promptly after filing the definitive proxy statement, Shockwave will mail the definitive proxy statement and a proxy card to the security holders of Shockwave.

INVESTORS AND SECURITY HOLDERS OF SHOCKWAVE ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING SHOCKWAVE’S PROXY STATEMENT (WHEN THEY ARE AVAILABLE), BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION.

Investors and security holders of Shockwave are or will be able to obtain these documents (when they are available) free of charge from the SEC’s website at www.sec.gov or free of charge from Shockwave on Shockwave’s website at www.ir.shockwavemedical.com/.

Participants in the Solicitation

Johnson & Johnson and Shockwave and certain of their respective directors and executive officers, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from security holders of Shockwave in connection with the proposed transaction. Information about Johnson & Johnson’s directors and executive officers is set forth in Johnson & Johnson’s Proxy Statement on Schedule 14A for its 2024 Annual Meeting of Shareholders, which was filed with the SEC on March 13, 2024, and Johnson & Johnson’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on February 16, 2024. Information about Shockwave’s directors and executive officers is set forth in Shockwave’s Proxy Statement on Schedule 14A for its 2023 Annual Meeting of Stockholders, which was filed with the SEC on April 21, 2023, and Shockwave’s Current Report on Form 8-K filed with the SEC on January 29, 2024. To the extent holdings of Johnson & Johnson’s or Shockwave’s securities by their respective directors or executive officers have changed since the amounts set forth in such 2024 or 2023 proxy statements, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Investors and security holders of Shockwave are or will be able to obtain these documents free of charge from the SEC’s website at www.sec.gov, from Johnson & Johnson on Johnson & Johnson’s website at www.jnj.com, from Shockwave on Shockwave’s website at www.shockwavemedical.com/ or on request from Johnson & Johnson or Shockwave. Additional information concerning the interests of Shockwave’s participants in the solicitation, which may, in some cases, be different than those of Shockwave’s security holders generally, will be set forth in Shockwave’s proxy statement relating to the proposed transaction when it becomes available.

Cautions Concerning Forward-Looking Statements

•	This communication contains “forward-looking statements” regarding the acquisition of Shockwave by Johnson & Johnson.

•	The reader is cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events.

•

If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations and projections of Johnson & Johnson or Shockwave. Risks and uncertainties include, but are not limited to: the risk that the closing conditions for the acquisition will not be satisfied, including the risk that clearance under the Hart-Scott-Rodino Antitrust Improvements Act or other applicable antitrust laws will not be obtained; uncertainty as to the percentage of Shockwave security holders that will vote to approve the proposed transaction at the Shockwave stockholder meeting; the possibility that the transaction will not be completed in the expected timeframe or at all; potential adverse effects to the businesses of Johnson & Johnson or Shockwave during the pendency of the transaction, such as employee departures or distraction of management from business operations; the risk of security holder litigation relating to the transaction, including resulting expense or delay; the potential that the expected benefits and opportunities of the acquisition, if completed, may not be realized or may take longer to realize than expected; challenges inherent in product research and development, including uncertainty of clinical success and obtaining regulatory approvals; uncertainty of commercial success for new products; manufacturing difficulties and delays; product efficacy or safety concerns resulting in product recalls or regulatory action; economic conditions, including currency exchange and interest rate fluctuations; the risks associated with global operations; competition, including technological advances, new products and patents attained by competitors; challenges to patents; changes to applicable laws and regulations, including tax laws and global health care reforms; adverse litigation or government action; changes in behavior and spending patterns or financial distress of purchasers of health care services and products; and trends toward health care cost containment.

•

In addition, there will be risks and uncertainties related to the ability of the Johnson & Johnson family of companies to successfully integrate the programs, products, technologies and employees/operations and clinical work of Shockwave. A further list and description of these risks, uncertainties and other factors and the general risks associated with the respective businesses of Johnson & Johnson and Shockwave can be found in Johnson & Johnson’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on February 16, 2024, including in the sections captioned “Cautionary Note Regarding Forward-Looking Statements” and “Item 1A. Risk Factors,” in Johnson & Johnson’s most recently filed Quarterly Report on Form 10-Q, in Johnson & Johnson’s subsequent filings with the SEC and in Shockwave’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on February 26, 2024, including in the sections captioned “Special Note Regarding Forward-Looking Statements” and “Item 1A. Risk Factors,” and in Shockwave’s subsequent filings with the SEC. Copies of these filings, as well as subsequent filings, are available online at www.sec.gov, www.jnj.com, www.shockwavemedical.com/ or on request from Johnson & Johnson or Shockwave. Neither Johnson & Johnson nor Shockwave undertakes to update any forward-looking statement as a result of new information or future events or developments, except as required by law.

CONTACTS

Johnson & Johnson

Media Contact:

Ryan Carbain

media-relations@its.jnj.com

Investor Contact:

Tracy Menkowski

investor-relations@its.jnj.com

Shockwave Medical

Media Contact:

Scott Shadiow

+1.317.432.9210

sshadiow@shockwavemedical.com

Investor Contact:

Debbie Kaster

dkaster@shockwavemedical.com

2.	The following is a transcript of the conference call held by Johnson & Johnson on April 5, 2024 relating to the Acquisition.

REFINITIV STREETEVENTS

EDITED TRANSCRIPT

Johnson & Johnson to Discuss the Acquisition of Shockwave Medical Inc Call

EVENT DATE/TIME: APRIL 05, 2024 / 12:30PM GMT

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APRIL 05, 2024 / 12:30PM GMT, Johnson & Johnson to Discuss the Acquisition of Shockwave Medical Inc Call

CORPORATE PARTICIPANTS

Douglas E. Godshall Shockwave Medical, Inc. - President, CEO & Director

Jessica Moore Johnson & Johnson - VP of IR

Joaquin Duato Johnson & Johnson - CEO & Chairman

Joseph J. Wolk Johnson & Johnson - Executive VP & CFO

Timothy Schmid Johnson & Johnson - Executive VP & Worldwide Chairman of MedTech

CONFERENCE CALL PARTICIPANTS

Christopher Thomas Schott JPMorgan Chase & Co, Research Division - Senior Analyst

Danielle Joy Antalffy UBS Investment Bank, Research Division - Analyst

Jayson Tyler Bedford Raymond James & Associates, Inc., Research Division - MD & Senior Medical Supplies and Devices Analyst

Lawrence H. Biegelsen Wells Fargo Securities, LLC, Research Division - Senior Medical Device Equity Research Analyst

Louise Alesandra Chen Cantor Fitzgerald & Co., Research Division - MD & Senior Research Analyst

Shagun Singh Chadha RBC Capital Markets, Research Division - Research Analyst

Terence C. Flynn Morgan Stanley, Research Division - Equity Analyst

Travis Lee Steed BofA Securities, Research Division - MD

PRESENTATION

Operator

Good morning and welcome to Johnson & Johnson’s Investor Conference Call. (Operator Instructions) This call is being recorded. (Operator Instructions)

I’d now like to turn the conference call over to Johnson & Johnson. You may begin.

Jessica Moore Johnson & Johnson - VP of IR

Thank you, Kevin, and welcome, everyone. This is Jessica Moore, Vice President of Investor Relations for Johnson & Johnson. We appreciate everyone joining us on such short notice to review today’s exciting announcement that Johnson & Johnson has entered into a definitive agreement to acquire Shockwave Medical.

Joining me on today’s call from Johnson & Johnson are Joaquin Duato, Chairman and Chief Executive Officer; Tim Schmid, Executive Vice President and Worldwide Chairman of MedTech; and Joe Wolk, Executive Vice President and Chief Financial Officer. We are also pleased to be joined by Doug Godshall, President and Chief Executive Officer of Shockwave Medical.

Please note that today’s presentation and statements from both companies are or may be considered forward-looking statements. Please refer to each company’s website for their publicly available SEC filings that identify certain factors which could cause actual results to differ materially from those projected in any forward-looking statements made today. Investors are therefore cautioned not to rely on these forward-looking statements. The companies do not undertake to update any forward-looking statements as a result of new information or future events.

You can also find today’s presentation on the Investor Relations section of the Johnson & Johnson website at investor.jnj.com, following the call.

Moving to today’s agenda. Joaquin will start by providing a high-level overview of the strategic rationale and how the addition of Shockwave further extends Johnson & Johnson MedTech’s position in cardiovascular intervention and accelerates its shift into higher growth markets. Doug will then provide a brief overview of Shockwave. Tim will then go into more detail on how Shockwave’s clinical profile fits into our MedTech strategy and the growth opportunities we see for the business moving forward. Finally, Joe will cover the financial details and Shockwave’s growth potential. We will then open the call to questions for J&J’s management.

As a reminder, we are in our quiet period and will only be answering questions related to this transaction. We expect the call to last up to 45 minutes.

I’ll now turn the call over to Joaquin.

2

APRIL 05, 2024 / 12:30PM GMT, Johnson & Johnson to Discuss the Acquisition of Shockwave Medical Inc Call

Joaquin Duato Johnson & Johnson - CEO & Chairman

Thanks, Jess, and thank you, everyone, for tuning in. Today, we announced that Johnson & Johnson has entered into a definitive agreement to acquire Shockwave Medical. This is an exciting deal for Johnson & Johnson. With our focus on Innovative Medicine and MedTech, Johnson & Johnson has a long history of tackling cardiovascular disease. The acquisition of Shockwave, with its leading intravascular lithotripsy, or IVL technology, provides a unique opportunity to accelerate our impact in the high-growth market of cardiovascular intervention and is consistent with our strategy of becoming a best-in-class MedTech company.

Shockwave is a leading first-to-market provider of IVL technology for the treatment of calcified coronary artery disease and peripheral artery disease, two of the highest growth innovation-oriented segments in cardiovascular intervention. Shockwave offers the only commercially available IVL treatment, which is the only technology that can treat both intimal and medial calcification. Since its first product launch in 2017, Shockwave has simply, safely and effectively treated approximately 400,000 patients globally in about 70 countries.

The proposed acquisition extends the breadth of our capabilities and the depth of our cardiovascular portfolio. In fact, Shockwave’s IVL technology is complementary to Abiomed’s heart recovery platform.

The acquisition of Shockwave, together with Abiomed and Laminar, complements Johnson & Johnson’s established global leadership position in electrophysiology through Biosense Webster, building a highly differentiated cardiovascular portfolio. When the Shockwave transaction is completed, Johnson & Johnson MedTech will be a category leader in four high-growth cardiovascular segments.

With our commercial capabilities, cardiovascular expertise and reach and scale, we expect to accelerate the impact of Shockwave’s innovative technology and pipeline, helping advance the standard of care for patients with calcified arterial disease around the world. This will accelerate sales growth and be accretive to operating margin for both Johnson & Johnson and Johnson & Johnson MedTech.

We are energized by this deal. Johnson & Johnson is unique in our industry in that we aim to impact the entire patient pathway in ways no other company can. Today’s announcement is another example of that. It reflects what we shared at our December Enterprise Business Review, that Johnson & Johnson will lead the next wave of health innovation; that we are committed to making our MedTech business a best-in-class performer; that we will accelerate growth at the upper range of our MedTech markets through commercial execution, differentiated innovation and by moving into higher-growth markets; and that we will deliver on the responsibilities outlined in our credo.

The addition of Shockwave is yet another milestone in our work to transform healthcare through breakthrough science and innovative technology. I want to say how much I have enjoyed getting to know Doug and the Shockwave team as we have worked through this process. We are confident in the cultural fit within our companies and believe that our shared patient-centric missions, the strength of Shockwave’s current and future portfolio and Johnson & Johnson’s capabilities and global scale will enable us to make a profound impact on the treatment of cardiovascular disease.

And now I will pass the call to Doug. Doug?

Douglas E. Godshall Shockwave Medical, Inc.—President, CEO & Director

Thanks so much, Joaquin. I’m pleased to be here today — with you today to talk about this transformative moment for Shockwave, our team and the patients we serve.

Since our founding in 2009, Shockwave has been unrelenting our commitment to make a profound impact on the lives of patients. We’re proud of the innovative work we have done to date to address the clinical needs of underserved patients worldwide, and we believe the best is yet to come.

Some of you may be unfamiliar with Shockwave and intravascular lithotripsy, or IVL. So let me start with a primer on the remarkable technology our team has created. Many of you are likely familiar with extracorporeal lithotripsy, an approach that uses electrohydraulic emitters to deliver acoustic pressure waves in order to break up kidney stones. Our founders conceived of a way to downsize the emitters so they could be placed inside an angioplasty catheter and deliver the acoustic energy directly adjacent to calcified arterial lesions.

APRIL 05, 2024 / 12:30PM GMT, Johnson & Johnson to Discuss the Acquisition of Shockwave Medical Inc Call

Patients with calcified arteries have long been the most challenging population for interventional physicians to treat. Before IVL, the other options available to physicians were high-pressure balloons and atherectomy catheters. Both of these techniques carry risks, such as causing dissections, which is tearing of the vessel wall; or creating embolic debris which flows downstream during the procedure. Additionally, these approaches often fail to adequately modify the calcium, so the artery is unable to expand fully.

Our goal with IVL has always been to deliver sufficient acoustic energy to crack the calcium without causing complications. Delivering shockwaves in the familiar form factor of a low-pressure angioplasty catheter has enabled many thousands of physicians globally to simply, safely and predictably treat these heavily calcified lesions that had long been their biggest challenge and frustration.

Shockwave has revolutionized the treatment of coronary and peripheral artery disease, and our financial results reflect the outstanding capabilities of our teams across the globe to work collaboratively with our customers towards a shared goal of addressing this challenging patient population.

Our core competencies in the clinical trial and market development and our culture of continuous innovation have fueled a solid pipeline of novel new designs that will expand IVL usage within our existing markets. We also look forward to extending the reach of our IVL platform into additional disease states, including carotid artery and structural heart disease. This robust R&D pipeline includes multiple therapies under development that are projected to meaningfully expand our opportunity over the coming years.

We also believe our recent acquisition of the Reducer will enable us to create what will be an additional sizable new market with the first device-related solution for another unmet need within the cardiology: Refractory angina.

In just 2 years, Shockwave’s pipeline has quadrupled with 27 development programs underway today. The relentless innovation our R&D team has demonstrated and the obsession with creating better therapies for patients is one of my favorite things about Shockwave. It’s special.

Our agreement with Johnson & Johnson is a testament to the meaningful clinical value of our IVL platform and the significant growth still to come as we continue to advance our rich pipeline of innovative solutions. We are thrilled to become part of Johnson & Johnson and are confident that this is the right decision for our patients, our employees and all our company’s stakeholders. As part of a larger, more diverse organization with broad expertise and a core focus on improving patient outcomes, we look forward to further solidifying IVL as the global standard of care for patients with calcified arterial disease. We’re excited for our next chapter as part of Johnson & Johnson.

I’ll now turn the call over to Tim. Tim?

Timothy Schmid Johnson & Johnson - Executive VP & Worldwide Chairman of MedTech

Well, thank you so much, Doug. This acquisition clearly supports our declared strategy to shift our portfolio into higher-growth MedTech markets. We really couldn’t be more excited to welcome Shockwave Medical to Johnson & Johnson MedTech and bring this innovative technology to more health care teams and more patients around the world. And Doug, I know none of this would have been possible without your particular leadership and the hard work and dedication of the full Shockwave team.

At Johnson & Johnson MedTech, we have spent more than a century harnessing the power of medical technology and breakthrough innovation to elevate new standards of care. And in recent years, as we have expanded our position in high-growth cardiovascular markets, we have built market leadership positions in electrophysiology through Biosense Webster and heart recovery through Abiomed. And now with the addition of Shockwave, we will be the market leader in four of the largest and highest-growth MedTech markets within cardiovascular intervention.

As you already heard, cardiovascular disease represents one of the most pressing areas of unmet medical need in healthcare today, and we believe we are uniquely positioned to transform the future of treatment for millions of patients worldwide. And let me reiterate, cardiovascular disease is the leading cause of mortality here in the United States, resulting in 875,000 deaths each year. It also causes poor heart function, heart attacks and reduced quality of life for 26 million patients annually worldwide.

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APRIL 05, 2024 / 12:30PM GMT, Johnson & Johnson to Discuss the Acquisition of Shockwave Medical Inc Call

All forms of cardiovascular disease lead to heart failure, which is the #1 cause of hospitalization for patients over 65 in the United States and the #1 hospital cardiac mortality risk. Moreover, heart disease is the #1 health care cost driver today in the United States. To put it simply, the opportunity to make an impact is significant. And at Johnson & Johnson MedTech, we plan to lead the way.

And here’s how we’ll do it. First, Shockwave’s complementary clinical fit with Abiomed enhances the opportunity to serve more patients worldwide. With Shockwave’s IVL technology and Abiomed’s Impella heart pumps, they all play a critical role in complex percutaneous coronary intervention procedures. And to be clear, IVL is used in approximately 30% of high-risk PCI cases that also use Impella today. As we integrate Shockwave, we see numerous opportunities over time to accelerate distribution of these innovative technologies and reach more patients in need with an expanded treatment offering.

Additionally, as Shockwave continues to advance its robust pipeline, we will leverage Johnson & Johnson’s broad global presence and infrastructure to accelerate expansion. Shockwave will benefit from our trusted, well-established relationships with healthcare systems and physicians around the world, in addition to our deep regulatory and market access expertise and professional education capabilities. All of this will open opportunities to penetrate new markets and expand access to these critical treatment options.

As we look ahead, after close, Shockwave will operate as a business unit within Johnson & Johnson MedTech similar to Abiomed. In addition to his current responsibilities for Abiomed as the Global Head of Heart Recovery, Michael Bodner will assume responsibility for Shockwave. Isaac Zacharias, who has been with Shockwave for 6 years, most recently serving as President and Chief Commercial Officer, will transition to become Worldwide President of Shockwave reporting to Michael. With this, Doug Godshall will transition to serve as a trusted adviser to ensure a smooth transition. I am personally grateful for his partnership, and I look to working closely with Doug, Isaac and the entire Shockwave team in this exciting next chapter.

With that, let me turn it over to Joe to discuss the financials.

Joseph J. Wolk Johnson & Johnson - Executive VP & CFO

Thank you, Tim, and good morning, everyone. I’m pleased to have the opportunity to walk you through the financial details of the transaction announced today.

Shockwave is a high-performing business in an underpenetrated category with a strong pipeline and attractive growth and margin profiles. We are confident Johnson & Johnson’s global footprint, professional education capabilities, deep regulatory and market access expertise and well-established health system and physician relationships will enable the Shockwave business to achieve the full potential of its differentiated platform.

As we previously stated, we are disciplined in our approach to inorganic growth, prioritizing acquisitions that fit strategically and present meaningful long-term growth opportunity. Through this transaction, we are adding a commercialized portfolio of technologies in a high-growth market, combined with a robust pipeline. We view this acquisition as a value-creation opportunity that positions us for improved top line and earnings growth over the long term while investing accordingly to capitalize on the value inherent to the Shockwave platform.

We expect Shockwave to accelerate revenue growth for Johnson & Johnson and MedTech. The IVL market is in the early days of scaling up, as reflected in Shockwave’s growth of approximately 50% in 2023. With further U.S. and OUS procedure patient and sustained innovation, we anticipate Shockwave becoming Johnson & Johnson MedTech’s 13th priority platform with annual sales of at least $1 billion.

We are planning for minimal cost synergies, preferring to invest for growth while still delivering operating margin accretion. The same approach has worked very well for us with the Abiomed acquisition.

We expect to fund the transaction through a combination of cash on hand and debt. Due to expected financing costs, we estimate adjusted earnings per share dilution of approximately $0.10 in 2024 and $0.17 in 2025.

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APRIL 05, 2024 / 12:30PM GMT, Johnson & Johnson to Discuss the Acquisition of Shockwave Medical Inc Call

In terms of the structure of the transaction, Johnson & Johnson will acquire all outstanding shares of Shockwave for $335 per share in cash, totaling an enterprise value of approximately $13.1 billion, inclusive of cash acquired through a merger of Shockwave with wholly owned Johnson & Johnson subsidiary.

As for the time line, we currently assume the transaction to close by midyear 2024, subject to the receipt of Shockwave’s shareholder approval as well as the receipt of applicable regulatory approvals and other customary closing conditions. Once closed, financial results will be reported within Johnson & Johnson MedTech’s cardiovascular portfolio previously known as Interventional Solutions.

The addition of Shockwave enables us to enhance our cardiovascular intervention platform to bring more life-saving innovations to patients in one of the largest and most pressing areas of unmet medical need. We are confident in the strong growth prospects projected for Shockwave as part of Johnson & Johnson MedTech and believe this transaction delivers meaningful value for shareholders of both companies.

With that, Johnson & Johnson management is now pleased to take questions regarding the transaction. As you know, we are in our quiet period related to first quarter results and cannot comment beyond transaction details. As such, we kindly ask you keep your questions relevant to today’s announcement.

Kevin, would you like to open the line for questions, please?

QUESTIONS AND ANSWERS

Operator

(Operator Instructions) Our first question is coming from Danielle Antalffy from UBS.

Danielle Joy Antalffy UBS Investment Bank, Research Division - Analyst

Congrats to everyone on the deal. I think it makes a ton of strategic sense. Joe, I just wanted to ask one question on the synergy side of things. There’s a lot of overlap here. It’s literally the same procedure. These devices between Abiomed and Shockwave are being used in the same procedure. So could you elaborate a little bit more on why there aren’t more cost synergies here given that overlap? I mean, you’re probably not going to need two reps in the operating room, for example. So just a little more color there.

Joseph J. Wolk Johnson & Johnson - Executive VP & CFO

Certainly, Danielle, and thanks for the question. So with respect to synergies, while IVL is used in approximately 30% of high-risk PCI cases that also use Impella today, creating certainly clinical and commercial compatibility, we’re not planning for any material financial synergies given both Shockwave and Abiomed are in, I would say, significantly underpenetrated segments, less than 10% today. And we intend to invest for growth.

This model has served us very well with respect to how we handled Abiomed, and we plan to operate Shockwave as a business unit within Johnson & Johnson MedTech in order to continue to foster that culture of growth and innovation that has been really foundational to their success.

Additionally, I would say, to Doug and his team’s credit, there’s very little corporate overhead or public company cost that provide us an opportunity for those types of synergies, but we will certainly look to do those when possible.

Tim, I don’t know if there’s anything to add from a commercial perspective or...

Timothy Schmid Johnson & Johnson - Executive VP & Worldwide Chairman of MedTech

Sure, Joe. And Danielle, thank you for the question. What really worked well for us with the acquisition and integration of Abiomed is the continued focus on the technology relevant to their business. And that is our focus here. So we do not have any plans to integrate our selling organizations. We believe we will have more share of voice within the CV community. But our plan is to keep these organizations solely focused on growing the business. As you heard also from Doug earlier, we have a much broader portfolio coming our way with — in the IVL space, and we will need those dedicated resources to ensure that we can capitalize on the opportunity. Thank you.

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APRIL 05, 2024 / 12:30PM GMT, Johnson & Johnson to Discuss the Acquisition of Shockwave Medical Inc Call

Operator

Our next question today is coming from Larry Biegelsen from Wells Fargo.

Lawrence H. Biegelsen Wells Fargo Securities, LLC, Research Division - Senior Medical Device Equity Research Analyst

Joaquin, congratulations on the deal. Doug and Isaac, I’m sure you’re listening in. You guys have really knocked it out of the park, so congratulations and kudos to you.

Joaquin, you recently committed — or with this deal, about $30 billion to MedTech M&A with Abiomed, Laminar and now Shockwave. Where are you in creating a best-in-class MedTech business? Is Shockwave the last kind of major piece in the puzzle? Or do you need to add more?

Joaquin Duato Johnson & Johnson - CEO & Chairman

Thank you, Larry, for the question. And yes, look, I believe that you are absolutely right. Shockwave really knocked it out of the park, and they have created a best-in-class company, and hence why I believe this combination between Shockwave and Johnson & Johnson is going to be a winning one.

For Johnson & Johnson, in our effort to create a best-in-class performer in our MedTech business, this is another step in that direction that enables us to extend our reach in cardiovascular, our presence in high-growth markets and provide an end-to-end solution.

From that perspective, our M&A strategy and our M&A approach does not change. As you know, we take a well-defined and disciplined approach to capital allocation, and M&A has always been a key component of that. We have the strength of our cash flow and our balance sheet that gives us significant flexibility in the type of transactions that we can consider.

And we will continue to evaluate M&A opportunities agnostic to the sector in the context of improving the three components that I always refer, Larry. Does it improve the standard of care? Does it enable us to enter into higher-growth markets? And does it provide a compelling financial return? Clearly, in our view, Shockwave checks all the boxes here, plus it does have a high-quality team of people that are very knowledgeable in this space and a great cultural fit with Johnson & Johnson.

Operator

Our next question is coming from Jayson Bedford from Raymond James.

Jayson Tyler Bedford Raymond James & Associates, Inc., Research Division - MD & Senior Medical Supplies and Devices Analyst

Congrats on the deal. So I just wanted to get back to the potential for selling synergies, not necessarily cost synergies. So the 30% of Impella high-risk PCI cases where Shockwave is used, can you maybe just comment on the trend there? Wondering if this has changed over the years. And just with Shockwave as part of J&J, are you expecting the growth profile of Impella to change at all?

Timothy Schmid Johnson & Johnson - Executive VP & Worldwide Chairman of MedTech

I’m happy to take that question. Firstly, we see continued tremendous momentum and potential specific to high-risk PCI cases, which I believe are the ones that you’re referring to. We do think that the marriage of our Impella technology along with the IVL technology from Shockwave creates a more attractive value proposition for Johnson & Johnson in all of those cases.

That said, we believe that the selling process that’s associated with Impella compared to that of the IVL technology in Shockwave are unique and different, requiring specific focus and deep institutional knowledge in those spaces. And so for that reason, we believe that running the organizations separately but in partnership are the best — is the best possible way of ensuring that we can maximize the opportunity for J&J.

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APRIL 05, 2024 / 12:30PM GMT, Johnson & Johnson to Discuss the Acquisition of Shockwave Medical Inc Call

Operator

Our next question is coming from Chris Schott from JPMorgan.

Christopher Thomas Schott JPMorgan Chase & Co, Research Division - Senior Analyst

Congrats on the deal. Can you just elaborate a little bit more on the ex-U.S. opportunity here? I think about 20% of sales are currently coming ex-U.S. How big of an opportunity is this in J&J’s hands? And maybe just how quickly could we expect to see some benefits from J&J’s more global footprint to the portfolio here?

Timothy Schmid Johnson & Johnson - Executive VP & Worldwide Chairman of MedTech

Thank you. Similar to Abiomed, in this particular opportunity here at Shockwave, roughly 80% of the existing opportunity sits currently within the U.S. We do think, as we now come to market, as Johnson & Johnson with both of these assets ex-U.S., we have a tremendous opportunity to build on that potential.

We do believe that it is going to take some time as we build credibility ex-U.S. and build the important reimbursement mechanism that is key to growth in those areas. We have accounted for significant growth outside of the U.S., but in the latter years of the transaction for Shockwave.

Operator

Next question is coming from Shagun Singh from RBC Capital Markets.

Shagun Singh Chadha RBC Capital Markets, Research Division - Research Analyst

Congratulations on the deal announcement. Just a follow-up on Larry’s question. Where do you see portfolio gaps in cardiology? And specifically, how do you see about the TAVR, TMTT space where you don’t currently operate?

And then separately, I was just wondering if you can elaborate on your acquisition strategy of buying more established and mature technologies. Just any comments on how you think about valuation and return metrics as you evaluate potential targets.

Joaquin Duato Johnson & Johnson - CEO & Chairman

Thank you very much. So as I commented before, our approach to M&A doesn’t change. We have the financial flexibility to do all types of transactions, and we are agnostic to sector.

When it comes to the type of transaction, as we have done in the last couple of years, sometimes, we go to established platforms like in this case. And sometimes, we go to earlier technologies like we did with Laminar. So I think we consider both type of transactions, established technologies and also some bets on earlier technologies that may have a significant opportunity for us to create value.

So as I said, our M&A and our business development strategy doesn’t change, and it has been very, very consistent over time, and it remains a key component of how we create value and how we plan to become a best-in-class performer in MedTech.

Operator

Our next question today is coming from Terence Flynn from Morgan Stanley.

Terence C. Flynn Morgan Stanley, Research Division - Equity Analyst

I was just wondering if you can speak at all to how much of the value of the deal is driven by IVL for the current CAD and PAD markets versus either market expansion opportunities or the pipeline opportunities. As I know, Shockwave has a pretty deep pipeline set across Javelin, E8 and C2.

Joseph J. Wolk Johnson & Johnson - Executive VP & CFO

Thanks, Terence, for the question. Yes, a large portion of that value is driven by the markets that you’ve mentioned on those opportunities, somewhere between 80% and 90% overall.

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APRIL 05, 2024 / 12:30PM GMT, Johnson & Johnson to Discuss the Acquisition of Shockwave Medical Inc Call

Operator

Next question is coming from Louise Chen from Cantor Fitzgerald.

Louise Alesandra Chen Cantor Fitzgerald & Co., Research Division - MD & Senior Research Analyst

Congratulations on the deal. Just wanted to ask you, in this sort of more challenging regulatory environment, what gives you confidence in a mid-2024 close for the deal?

Joaquin Duato Johnson & Johnson - CEO & Chairman

Thank you. Look, thank you, Louise, for the question. Obviously, we need to allow the process to unfold and the authorities to complete their due diligence. But we are confident that we are well positioned for the timelines that we told you, and we look forward to be able to complete the transaction in that timeline.

Jessica Moore Johnson & Johnson - VP of IR

And thank you, Louise. Kevin, we have time for one last question.

Operator

Our final question today is coming from Travis Steed from Bank of America.

Travis Lee Steed BofA Securities, Research Division - MD

Congrats, everybody, on the deal. Shockwave had kind of laid out a view of a 25% revenue growth CAGR over the long term. Just kind of curious, the J&J team as you look at the pipeline, international, like how your view of the kind of long-term growth. Do you think there’s opportunity to accelerate that? Or that’s a fair view of the way to look at the growth trajectory?

Timothy Schmid Johnson & Johnson - Executive VP & Worldwide Chairman of MedTech

Thank you, Travis. The more we have become comfortable with this opportunity, the more confidence we have in the growth profile for Shockwave. If you recall, our conversation at the EBR in the fourth quarter of last year, we committed to growing in the upper range of the markets in which we participated, and we talked about roughly 50% of our portfolio now being in high-growth markets. This acquisition simply adds to our momentum and our confidence in being able to deliver at that range. When you look specific to the Shockwave opportunity, we believe it will add roughly 50 bps of growth to Johnson & Johnson’s MedTech growth profile.

Jessica Moore Johnson & Johnson - VP of IR

Thank you, Travis, and thanks to everyone for your questions and your continued interest in our company. We apologize to those that we couldn’t get to because of time, but don’t hesitate to reach out to the Investor Relations team with any remaining questions that you may have.

I’ll now turn the call back over to Joaquin for some brief closing remarks.

Joaquin Duato Johnson & Johnson - CEO & Chairman

Thank you, Jess, and thank you, everyone, for joining the call today. As I said earlier, we are confident in the cultural fit between our organizations, and we believe that our shared patient-centric missions, the strength of Shockwave’s current and future portfolio and Johnson & Johnson’s capabilities will enable us to make a significant impact on cardiovascular disease.

Thank you for the questions and for joining us today.

Operator

Thank you. This concludes today’s Johnson & Johnson’s investor conference call. You may now disconnect.

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APRIL 05, 2024 / 12:30PM GMT, Johnson & Johnson to Discuss the Acquisition of Shockwave Medical Inc Call

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The following is an investor presentation published by Johnson & Johnson on April 5, 2024 relating to the Acquisition. Investor Presentation April 5, 2024

Cautions Concerning Forward-Looking Statements This communication contains “forward-looking statements” regarding the acquisition of Shockwave by Johnson & Johnson. The reader is cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations and projections of Johnson & Johnson or Shockwave. Risks and uncertainties include, but are not limited to: the risk that the closing conditions for the acquisition will not be satisfied, including the risk that clearance under the Hart-Scott-Rodino Antitrust Improvements Act or other applicable antitrust laws will not be obtained; uncertainty as to the percentage of Shockwave security holders that will vote to approve the proposed transaction at the Shockwave stockholder meeting; the possibility that the transaction will not be completed in the expected timeframe or at all; potential adverse effects to the businesses of Johnson & Johnson or Shockwave during the pendency of the transaction, such as employee departures or distraction of management from business operations; the risk of security holder litigation relating to the transaction, including resulting expense or delay; the potential that the expected benefits and opportunities of the acquisition, if completed, may not be realized or may take longer to realize than expected; challenges inherent in product research and development, including uncertainty of clinical success and obtaining regulatory approvals; uncertainty of commercial success for new products; manufacturing difficulties and delays; product efficacy or safety concerns resulting in product recalls or regulatory action; economic conditions, including currency exchange and interest rate fluctuations; the risks associated with global operations; competition, including technological advances, new products and patents attained by competitors; challenges to patents; changes to applicable laws and regulations, including tax laws and global health care reforms; adverse litigation or government action; changes in behavior and spending patterns or financial distress of purchasers of health care services and products; and trends toward health care cost containment. In addition, there will be risks and uncertainties related to the ability of the Johnson & Johnson family of companies to successfully integrate the programs, products, technologies and employees/operations and clinical work of Shockwave. A further list and description of these risks, uncertainties and other factors and the general risks associated with the respective businesses of Johnson & Johnson and Shockwave can be found in Johnson & Johnson’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on February 16, 2024, including in the sections captioned “Cautionary Note Regarding Forward-Looking Statements” and “Item 1A. Risk Factors,” in Johnson & Johnson’s most recently filed Quarterly Report on Form 10-Q, in Johnson & Johnson’s subsequent filings with the SEC and in Shockwave’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on February 26, 2024, including in the sections captioned “Special Note Regarding Forward-Looking Statements” and “Item 1A. Risk Factors,” and in Shockwave’s subsequent filings with the SEC. Copies of these filings, as well as subsequent filings, are available online at www.sec.gov, www.jnj.com, www.shockwavemedical.com/ or on request from Johnson & Johnson or Shockwave. Neither Johnson & Johnson nor Shockwave undertakes to update any forward-looking statement as a result of new information or future events or developments, except as required by law. 2

Additional Information and Where to Find It This communication may be deemed to be solicitation material in respect of the proposed acquisition of Shockwave Medical by Johnson & Johnson. In connection with the proposed transaction, Shockwave intends to file relevant materials with the U.S. Securities and Exchange Commission (“SEC”), including Shockwave’s proxy statement in preliminary and definitive form. Promptly after filing the definitive proxy statement, Shockwave will mail the definitive proxy statement and a proxy card to the security holders of Shockwave. INVESTORS AND SECURITY HOLDERS OF SHOCKWAVE ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING SHOCKWAVE’S PROXY STATEMENT (WHEN THEY ARE AVAILABLE), BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and security holders of Shockwave are or will be able to obtain these documents (when they are available) free of charge from the SEC’s website at www.sec.gov or free of charge from Shockwave on Shockwave’s website at www.ir.shockwavemedical.com/. Participants in the Solicitation Johnson & Johnson and Shockwave and certain of their respective directors and executive officers, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from security holders of Shockwave in connection with the proposed transaction. Information about Johnson & Johnson’s directors and executive officers is set forth in Johnson & Johnson’s Proxy Statement on Schedule 14A for its 2024 Annual Meeting of Shareholders, which was filed with the SEC on March 13, 2024, and Johnson & Johnson’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on February 16, 2024. Information about Shockwave’s directors and executive officers is set forth in Shockwave’s Proxy Statement on Schedule 14A for its 2023 Annual Meeting of Stockholders, which was filed with the SEC on April 21, 2023, and Shockwave’s Current Report on Form 8-K filed with the SEC on January 29, 2024. To the extent holdings of Johnson & Johnson’s or Shockwave’s securities by their respective directors or executive officers have changed since the amounts set forth in such 2024 or 2023 proxy statements, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Investors and security holders of Shockwave are or will be able to obtain these documents free of charge from the SEC’s website at www.sec.gov, from Johnson & Johnson on Johnson & Johnson’s website at www.jnj.com, from Shockwave on Shockwave’s website at www.shockwavemedical.com/ or on request from Johnson & Johnson or Shockwave. Additional information concerning the interests of Shockwave’s participants in the solicitation, which may, in some cases, be different than those of Shockwave’s security holders generally, will be set forth in Shockwave’s proxy statement relating to the proposed transaction when it becomes available. 3

Agenda

CEO Remarks

Shockwave Medical Overview

Strategic Rationale

Financial Impact

Q&A

Today's Speakers

Johnson&Johnson

Joaquin Duato
Chairman and Chief Executive Officer

Tim Schmid
Executive Vice President, Worldwide Chairman, MedTech

Joe Wolk
Executive Vice President, Chief Financial Officer

SHOCKWAVE MEDICAL

Doug Godshall
President and Chief Executive Officer

Agenda Today’s Speakers CEO Remarks Shockwave Medical Overview Strategic Rationale Financial Impact Joaquin Duato Tim Schmid Joe Wolk Chairman and Chief Executive Executive Vice President, Executive Vice President, Q&A Officer Worldwide Chairman, MedTech Chief Financial Officer Doug Godshall President and Chief Executive Officer

Joaquin Duato

Chairman and Chief Executive Officer,
Johnson & Johnson

J&J

5

Joaquin Duato Chairman and Chief Executive Officer, Johnson & Johnson 5

Enhancing our Impact in Cardiovascular Health Strengthens J&J presence in high-growth cardiovascular segments Complementary fit with Abiomed heart recovery platform Advances standard of care for patients with cardiovascular disease by growing global reach and scale Shockwave Medical’s segment-leading technology and pipeline expands J&J cardiovascular portfolio Accelerates sales growth and delivers immediate operating margin accretion for J&J and MedTech 6

Our Credo

We believe our first responsibility is to the patients, doctors and nurses, to mothers and fathers and all others who use our products and services. In meeting their needs everything we do must be of high quality. We must constantly strive to provide value, reduce our costs and maintain reasonable prices. Customers' orders must be serviced promptly and accurately. Our business partners must have an opportunity to make a fair profit.

We are responsible to our employees who work with us throughout the world. We must provide an inclusive work environment where each person must be considered as an individual. We must respect their diversity and dignity and recognize their merit. They must have a sense of security, fulfillment and purpose in their jobs. Compensation must be fair and adequate, and working conditions clean, orderly and safe. We must support the health and well-being of our employees and help them fulfill their family and other personal responsibilities. Employees must feel free to make suggestions and complaints. There must be equal opportunity for employment, development and advancement for those qualified. We must provide highly capable leaders and their actions must be just and ethical.

We are responsible to the communities in which we live and work and to the world community as well. We must help people be healthier by supporting better access and care in more places around the world. We must be good citizens – support good works and charities, better health and education, and bear our fair share of taxes. We must maintain in good order the property we are privileged to use, protecting the environment and natural resources.

Our final responsibility is to our stockholders. Business must make a sound profit. We must experiment with new ideas. Research must be carried on, innovative programs developed, investments made for the future and mistakes paid for. New equipment must be purchased, new facilities provided and new products launched. Reserves must be created to provide for adverse times. When we operate according to these principles, the stockholders should realize a fair return.

Johnson&Johnson

7

7

Doug Godshall

President and Chief Executive Officer,
Shockwave Medical

J&J

8

Doug Godshall President and Chief Executive Officer, Shockwave Medical 8

IVL helps treat calcified arteries

What is intravascular lithotripsy?

IVL is:

How does it work?

2 Electrical discharge causes the balloon to expand and contract, creating sonic pressure waves

3 Waves travel through vascular tissue, cracking intimal and medial calcium in the vessel wall

4 IVL can be combined with a stent to maintain lumen size post-IVL procedure

J&J

9

IVL helps treat calcified arteries How does it work? What is intravascular lithotripsy? A catheter is delivered across a calcified 1 lesion over a wire and a balloon is expanded IVL is a catheter-based treatment for calcified arterial lesions, which can reduce blood flow and cause pain or heart attack IVL helps restore blood flow by cracking calcified lesions using sonic pressure waves Electrical discharge causes the balloon to IVL is: 2 expand and contract, creating sonic pressure waves Ÿ Used in both coronary artery disease (CAD) and peripheral artery disease (PAD), and is often combined with stenting Ÿ One of multiple potential lesion treatment techniques, e.g., Waves travel through vascular tissue, atherectomy, balloon angioplasty cracking intimal and medial calcium in the 3 vessel wall Ÿ Sometimes used in combination with alternatives, depending on lesion type and physician preference Ÿ Used in approximately 30% of high-risk percutaneous coronary intervention (PCI) cases that also use Abiomed’s revolutionary IVL can be combined with a stent to maintain Impella® heart pump platform 4 lumen size post-IVL procedure 9

Shockwave Medical Overview

Intravascular Lithotripsy (IVL)

Current portfolio is certified to treat calcified arterial lesions in both:

- **Coronary Artery Disease (CAD):** Treatment of calcified narrowing of the coronary arteries prior to stenting
- **Peripheral Artery Disease (PAD):** Treatment of calcified narrowing of peripheral vessels (above and below the knee)

Robust R&D pipeline

Recent acquisition of Neovasc

Reducer System technology offers pipeline platform in refractory angina, an area of high unmet need

Shockwave Medical today

~$0.7B	Sales (~70% CAD, ~30% PAD)
~50%	YoY Growth (2022-23)
85+%	Gross Margin
~24%	IBT
1st	Commercially available IVL platform
~20%	Of sales OUS
~400K	Patients treated

J&J

10

Shockwave Medical Overview A premier medtech growth company transforming the Shockwave Medical today treatment landscape with innovative technologies ~ Sales (~70% CAD, ~30% PAD) $0.7B ~ % YoY Growth (2022-23) 50 Intravascular Lithotripsy (IVL) Robust R&D pipeline Shockwave’s first-to-market technology has Working to expand IVL usage transformed the treatment of cardiovascular disease by in new indications over the +% Gross Margin 85 safely using sonic pressure waves to disrupt challenging coming years, including carotid calcified plaque, treating both intimal and medial artery disease and structural calcification and resulting in significantly improved heart disease ~ % IBT 24 patient outcomes st Commercially available IVL platform Current portfolio is certified to treat Recent acquisition of 1 Neovasc calcified arterial lesions in both: - Coronary Artery Disease (CAD): Treatment of Reducer System technology ~ calcified narrowing of the coronary arteries prior to Of sales OUS 20% offers pipeline platform in stenting refractory angina, an area of - Peripheral Artery Disease (PAD): Treatment of high unmet need calcified narrowing of peripheral vessels (above and Patients treated below the knee) ~400K 10 Source: Shockwave Medical FY2023 Form 10-K and February 2024 Investor Presentation

Shockwave Medical's Current Portfolio and Pipeline

Peripheral

Shockwave L^6 (30mm)
FDA 510(k) clearance in 2022

Shockwave L^6 (Fast) (30mm)
FDA approval expected in 2024
CE Mark in Q1/2024

Shockwave M^{5+} (60mm)
FDA 510(k) clearance in 2021
CE Mark in 2020

Shockwave S^4 (40mm)
FDA 510(k) clearance in 2019
CE Mark in 2018

Shockwave E^8 (80mm)
FDA approval in Q1/2024
CE Mark in Q1/2024

Coronary

Shockwave C^2 (12mm)
CE Mark in 2018
FDA Approval in 2021
Approved in China Q2/2022
Launched in Japan Q1/2023

Shockwave C^{2+} (12mm)
CE Mark in 2022
FDA Approval in Q4/2022

27	**Developmental Programs in 2023**
8	Early Stage
6	Technology
13	Product

J&J

11

Source: Shockwave Medical Innovation Day 2023 Presentation

Shockwave Medical’s Current Portfolio and Pipeline Foundational products established IVL as a safe and effective solution for calcified arterial lesions Developmental Programs in 2023 27 Coronary Peripheral 6 2 Shockwave L (30mm) Shockwave C (12mm) Early Stage 8 FDA 510(k) clearance in 2022 CE Mark in 2018 FDA Approval in 2021 Approved in China Q2/2022 6 Shockwave L (Fast) (30mm) Launched in Japan Q1/2023 FDA approval expected in 2024 CE Mark in Q1/2024 Technology 6 2+ Shockwave C (12mm) 5+ Shockwave M (60mm) CE Mark in 2022 FDA 510(k) clearance in 2021 FDA Approval in Q4/2022 CE Mark in 2020 Product 13 4 Shockwave S (40mm) FDA 510(k) clearance in 2019 CE Mark in 2018 8 Shockwave E (80mm) FDA approval in Q1/2024 CE Mark in Q1/2024 11 Source: Shockwave Medical Innovation Day 2023 Presentation

Tim Schmid

Executive Vice President,
Worldwide Chairman, MedTech,
Johnson & Johnson

J&J

12

Tim Schmid Executive Vice President, Worldwide Chairman, MedTech, Johnson & Johnson 12

Cardiovascular disease #1 $70B 26M cause of death direct medical costs total patients worldwide CARDIOVASCULAR DISEASE presents one of the largest ALL forms of cardiovascular disease lead to heart failure, which is the and most pressing healthcare issues of our lifetime #1 #1 cause of hospitalization hospital cardiac mortality risk 13

Extends JJMT Position in High-Growth Cardiovascular Segments

Segment	2023-26 Market CAGR	Market Leader	2023 Annual Market Size
Electrophysiology	13%	J&J (Biosense Webster)	$8.2B
Heart recovery	14%	J&J (Abiomed)	$1.3B
IVL – coronary	20%+	Shockwave Medical	$0.5B
IVL – peripheral	~20%	Shockwave Medical	$0.2B

PIPELINE OPPORTUNITY

Segment	2023-26 Market CAGR	Market Leader	2023 Annual Market Size
LAAC	20%+	Boston Scientific	$1.4B

Recent Expansion of Cardiovascular Portfolio -

2022
Acquisition of Abiomed – broadened position in cardiovascular with first-in-kind portfolio for treatment of coronary artery disease and heart failure

2024
Acquisition of Shockwave Medical – expands portfolio into two of the highest growth, innovation-oriented segments of cardiovascular intervention, complemented by opportunity to accelerate growth and innovation in IVL

J&J

14

Extends JJMT Position in High-Growth Cardiovascular Segments PIPELINE OPPORTUNITY Electrophysiology Heart recovery IVL – coronary IVL – peripheral LAAC 14% 20%+ ~20% 13% 20%+ 2023-26 Market 2023-26 Market 2023-26 Market 2023-26 Market 2023-26 Market CAGR CAGR CAGR CAGR CAGR Market Leader: Market Leader: Market Leader: Market Leader: Market Leader: J&J (Biosense J&J (Abiomed) Shockwave Shockwave Boston Scientific $8.2B $1.3B $0.5B $0.2B $1.4B Webster) Medical Medical 2023 Annual 2023 Annual 2023 Annual 2023 Annual 2023 Annual Market Size Market Size Market Size Market Size Market Size Recent Expansion of Cardiovascular Portfolio With Shockwave, J&J will be a category leader in 2023 2024 2022 4 high-growth Acquisition of Abiomed – Acquisition of Laminar – Acquisition of Shockwave Medical – an innovator in left atrial appendage expands portfolio into two of the highest broadened position in cardiovascular cardiovascular elimination for AFib patients growth, innovation-oriented segments of with first-in-kind portfolio for cardiovascular intervention, complemented by treatment of coronary artery disease segments opportunity to accelerate growth and and heart failure innovation in IVL 14 Source: Johnson & Johnson internal estimates; Shockwave Medical FY2023 Form 10-K

Leveraging Johnson & Johnson's Capabilities to Accelerate Growth

Global Footprint to Support OUS Expansion

Complementary with Abiomed Technology

Strong **Professional Education** Capabilities

Deep Regulatory and Market Access Expertise

Well Established Health System and Physician Relationships

J&J 15

Leveraging Johnson & Johnson’s Capabilities to Accelerate Growth Global Footprint Complementary Strong Professional Deep Regulatory and Well Established to Support OUS with Abiomed Education Market Access Health System and Expansion Technology Capabilities Expertise Physician Relationships 15

Joe Wolk

Executive Vice President,
Chief Financial Officer,
Johnson & Johnson

J&J

16

Joe Wolk Executive Vice President, Chief Financial Officer, Johnson & Johnson 16

Transaction Bolsters Growth Platform Accelerates revenue growth for Johnson & Johnson and Johnson & Johnson MedTech Accretive to operating margin for Johnson & Johnson and Johnson & Johnson MedTech Dilutive to adj. EPS by ~$0.10 in 2024 and ~$0.17 in 2025, considering impact of financing costs 17

Transaction Details and Path to Close Expected to close by mid-year 2024 • $335.00 per share in cash Transaction Structure • $13.1 billion enterprise value including cash acquired • Expected to be funded through combination of cash on hand and Sources of debt Financing • Expected to maintain strong balance sheet post-close • Aligned with stated capital allocation priorities • Subject to Shockwave Medical's shareholder approval, as well as Approval receipt of applicable regulatory approvals and customary closing Process conditions • Approved by both companies’ boards of directors 18

Johnson & Johnson + Shockwave Medical Highlights

Aligns with Johnson & Johnson **strategic priorities**

Brings **lifesaving innovations** to more patients with unmet needs

Accelerates growth of Johnson & Johnson and Johnson & Johnson MedTech

Compelling for both Shockwave Medical and Johnson & Johnson **shareholders**

J&J

19

Johnson & Johnson + Shockwave Medical Highlights Aligns with Brings lifesaving Johnson & Johnson innovations to more strategic priorities patients with unmet needs Accelerates growth Compelling for of Johnson & Johnson and both Shockwave Medical Johnson & Johnson and Johnson & Johnson MedTech shareholders 19

4.	The following are social media posts of Johnson & Johnson published on April 5, 2024 relating to the Acquisition.

Johnson & Johnson LinkedIn:

Johnson & Johnson Twitter:

Johnson & Johnson MedTech LinkedIn:

Joaquin Duato LinkedIn:

Joaquin Duato in • 3rd+

Tackling the world's toughest health challenges as Chairm...

4h •

+ Follow ···

Today Johnson & Johnson announced its plans to acquire Shockwave Medical, a pioneer in the development and commercialization of transformational technologies for the treatment of cardiovascular disease. The acquisition of Shockwave and its leading IVL technology provides a unique opportunity for Johnson & Johnson to accelerate our impact in #cardiovascularintervention and drive greater value for patients, health systems, and shareholders.

With our focus on Innovative Medicine and MedTech, Johnson & Johnson has a long history of tackling cardiovascular disease—the leading cause of death globally. Together with Shockwave, we can accelerate our impact on patients suffering from these critical conditions.

From everyone here at Johnson & Johnson, we look forward to welcoming the Shockwave team!

Click here for key information and cautionary statements:
https://lnkd.in/ezSbEecN

Johnson & Johnson MedTech #JNJ #MyCompany

Johnson & Johnson
to Acquire
Shockwave
Johnson&Johnson
SHOCKWAVE
MEDICAL

Tim Schmid LinkedIn:

5.	The following is an email message from Tim Schmid of Johnson & Johnson to Shockwave employees sent on April 5, 2024.

Shockwave Medical Team,

On behalf of everyone at Johnson & Johnson, we look forward to welcoming you to our organization.

We all know that cardiovascular disease is one of the most pressing healthcare issues of our lifetime, and we deeply admire the innovative progress Shockwave Medical has made in tackling this challenge – congratulations on all you have achieved.

Johnson & Johnson was built on a foundation of MedTech innovation, and we’ve drawn on a century of working alongside clinicians to create technologies that make lasting impacts on the health of patients—just like Shockwave. We’ve made progress on our commitment to addressing critical unmet needs in cardiovascular intervention through the recent acquisitions of Abiomed, the world leader in heart recovery, and Laminar, an innovator in left atrial appendage elimination for patients with non-valvular atrial fibrillation.

We also share your deep commitment to patients, guided by Our Johnson & Johnson Credo and Our Purpose to impact the future of health for humanity. Together, we’ll reach even more patients around the world.

While exciting, we understand that this announcement raises questions about the unknown. Please know that Johnson & Johnson is committed to growing Shockwave, and your talented team is critical to our collective success. Our priority throughout this process will be to minimize disruption to Shockwave employees and customers. In this spirit, Shockwave will operate as a business unit within Johnson & Johnson MedTech. We are committed to listening and learning about your team’s culture and processes so we can continue to enable the ways of working that have made Shockwave the leader and innovator it is today.

On Monday, April 8, some members of my leadership team and I will join you in Santa Clara for a town hall to introduce ourselves and answer your questions. Please stay tuned for details and a virtual option for those not in Santa Clara. I hope to see you there.

This week’s announcement is just the first step, and we look forward to all we’ll accomplish together.

Sincerely,

Tim Schmid
Executive Vice President,
Worldwide Chairman, MedTech

Cautions Concerning Forward-Looking Statements

This communication contains “forward-looking statements” regarding the pending acquisition of Shockwave by Johnson & Johnson.

The reader is cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events.

If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations and projections of Johnson & Johnson or Shockwave. Risks and uncertainties include, but are not limited to: the risk that the closing conditions for the acquisition will not be satisfied, including the risk that clearance under the Hart-Scott-Rodino Antitrust Improvements Act or other applicable antitrust laws will not be obtained; uncertainty as to the percentage of Shockwave stockholders that will vote to approve the proposed transaction at the Shockwave stockholder meeting; the possibility that the transaction will not be completed in the expected timeframe or at all; potential adverse effects to the businesses of Johnson & Johnson or Shockwave during the pendency of the transaction, such as employee departures or distraction of management from business operations; the risk of security holder litigation relating to the transaction, including resulting expense or delay; the potential that the expected benefits and opportunities of the acquisition, if completed, may not be realized or may take longer to realize than expected; challenges inherent in product research and development, including uncertainty of clinical success and obtaining regulatory approvals; uncertainty of commercial success for new products; manufacturing difficulties and delays; product efficacy or safety concerns resulting in product recalls or regulatory action; economic conditions, including currency exchange and interest rate fluctuations; the risks associated with global operations; competition, including technological advances, new products and patents attained by competitors; challenges to patents; changes to applicable laws and regulations, including tax laws and global health care reforms; adverse litigation or government action; changes in behavior and spending patterns or financial distress of purchasers of health care services and products; and trends toward health care cost containment.

In addition, there will be risks and uncertainties related to the ability of the Johnson & Johnson family of companies to successfully integrate the programs, products, technologies and employees/operations and clinical work of Shockwave. A further list and description of these risks, uncertainties and other factors and the general risks associated with the respective businesses of Johnson & Johnson and Shockwave can be found in Johnson & Johnson’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the U.S. Securities and Exchange Commission (“SEC”) on February 16, 2024, including in the sections captioned “Cautionary Note Regarding Forward-Looking Statements” and “Item 1A. Risk Factors,” in Johnson & Johnson’s most recently filed Quarterly Report on Form 10-Q, in Johnson & Johnson’s subsequent filings with the SEC and in Shockwave’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on February 26, 2024, including in the sections captioned “Special Note Regarding Forward-Looking Statements” and “Item 1A. Risk Factors,” and in Shockwave’s subsequent filings with the SEC. Copies of these filings, as well as subsequent filings, are available online at www.sec.gov, www.jnj.com, www.shockwavemedical.com or on request from Johnson & Johnson or Shockwave. Neither Johnson & Johnson nor Shockwave undertakes to update any forward-looking statement as a result of new information or future events or developments, except as required by law.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Shockwave by Johnson & Johnson. In connection with the proposed transaction, Shockwave intends to file relevant materials with the SEC, including Shockwave’s proxy statement in preliminary and definitive form. Promptly after filing the definitive proxy statement, Shockwave will mail the definitive proxy statement and a proxy card to the stockholders of Shockwave. INVESTORS AND SECURITY HOLDERS OF SHOCKWAVE ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING SHOCKWAVE’S PROXY STATEMENT (WHEN THEY ARE AVAILABLE), BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and security holders of Shockwave are or will be able to obtain these documents (when they are available) free of charge from the SEC’s website at www.sec.gov or free of charge from Shockwave on Shockwave’s website at www.shockwavemedical.com.

Participants in the Solicitation

Johnson & Johnson and Shockwave and certain of their respective directors and executive officers, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from security holders of Shockwave in connection with the proposed transaction. Information about Johnson & Johnson’s directors and executive officers is set forth in Johnson & Johnson’s Proxy Statement on Schedule 14A for its 2024 Annual Meeting of Shareholders, which was filed with the SEC on March 13, 2024, and Johnson & Johnson’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on February 16, 2024. Information about Shockwave’s directors and executive officers is set forth in Shockwave’s Proxy Statement on Schedule 14A for its 2023 Annual Meeting of Stockholders, which was filed with the SEC on April 21, 2023, and Shockwave’s Current Reports on Form 8-K filed with the SEC on May 17, 2023 and January 29, 2024. To the extent holdings of Johnson & Johnson’s or Shockwave’s securities by their respective directors or executive officers have changed since the amounts set forth in such 2024 or 2023 proxy statements, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Investors and security holders of Shockwave are or will be able to obtain these documents free of charge from the SEC’s website at www.sec.gov, from Johnson & Johnson on Johnson & Johnson’s website at www.jnj.com, from Shockwave on Shockwave’s website at www.shockwavemedical.com or on request from Johnson & Johnson or Shockwave. Additional information concerning the interests of Shockwave’s participants in the solicitation, which may, in some cases, be different than those of Shockwave’s security holders generally, will be set forth in Shockwave’s proxy statement relating to the proposed transaction when it becomes available.

Cautions Concerning Forward-Looking Statements

These communications contain “forward-looking statements” regarding the pending acquisition of Shockwave by Johnson & Johnson.

The reader is cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events.

If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations and projections of Johnson & Johnson or Shockwave. Risks and uncertainties include, but are not limited to: the risk that the closing conditions for the acquisition will not be satisfied, including the risk that clearance under the Hart-Scott-Rodino Antitrust Improvements Act or other applicable antitrust laws will not be obtained; uncertainty as to the percentage of Shockwave stockholders that will vote to approve the proposed transaction at the Shockwave stockholder meeting; the possibility that the transaction will not be completed in the expected timeframe or at all; potential adverse effects to the businesses of Johnson & Johnson or Shockwave during the pendency of the transaction, such as employee departures or distraction of management from business operations; the risk of security holder litigation relating to the transaction, including resulting expense or delay; the potential that the expected benefits and opportunities of the acquisition, if completed, may not be realized or may take longer to realize than expected; challenges inherent in product research and development, including uncertainty of clinical success and obtaining regulatory approvals; uncertainty of commercial success for new products; manufacturing difficulties and delays; product efficacy or safety concerns resulting in product recalls or regulatory action; economic conditions, including currency exchange and interest rate fluctuations; the risks associated with global operations; competition, including technological advances, new products and patents attained by competitors; challenges to patents; changes to applicable laws and regulations, including tax laws and global health care reforms; adverse litigation or government action; changes in behavior and spending patterns or financial distress of purchasers of health care services and products; and trends toward health care cost containment.

In addition, there will be risks and uncertainties related to the ability of the Johnson & Johnson family of companies to successfully integrate the programs, products, technologies and employees/operations and clinical work of Shockwave. A further list and description of these risks, uncertainties and other factors and the general risks associated with the respective businesses of Johnson & Johnson and Shockwave can be found in Johnson & Johnson’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the U.S. Securities and Exchange Commission (“SEC”) on February 16, 2024, including in the sections captioned “Cautionary Note Regarding Forward-Looking Statements” and “Item 1A. Risk Factors,” in Johnson & Johnson’s most recently filed Quarterly Report on Form 10-Q, in Johnson & Johnson’s subsequent filings with the SEC and in Shockwave’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on February 26, 2024, including in the sections captioned “Special Note Regarding Forward-Looking Statements” and “Item 1A. Risk Factors,” and in Shockwave’s subsequent filings with the SEC. Copies of these filings, as well as subsequent filings, are available online at www.sec.gov, www.jnj.com, www.shockwavemedical.com or on request from Johnson & Johnson or Shockwave. Neither Johnson & Johnson nor Shockwave undertakes to update any forward-looking statement as a result of new information or future events or developments, except as required by law.

Additional Information and Where to Find It

These communications may be deemed to be solicitation material in respect of the proposed acquisition of Shockwave by Johnson & Johnson. In connection with the proposed transaction, Shockwave intends to file relevant materials with the SEC, including Shockwave’s proxy statement in preliminary and definitive form. Promptly after filing the definitive proxy statement, Shockwave will mail the definitive proxy statement and a proxy card to the stockholders of Shockwave. INVESTORS AND SECURITY HOLDERS OF SHOCKWAVE ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING SHOCKWAVE’S PROXY STATEMENT (WHEN THEY ARE AVAILABLE), BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and security holders of Shockwave are or will be able to obtain these documents (when they are available) free of charge from the SEC’s website at www.sec.gov or free of charge from Shockwave on Shockwave’s website at www.shockwavemedical.com.

Participants in the Solicitation

Johnson & Johnson and Shockwave and certain of their respective directors and executive officers, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from security holders of Shockwave in connection with the proposed transaction. Information about Johnson & Johnson’s directors and executive officers is set forth in Johnson & Johnson’s Proxy Statement on Schedule 14A for its 2024 Annual Meeting of Shareholders, which was filed with the SEC on March 13, 2024, and Johnson & Johnson’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on February 16, 2024. Information about Shockwave’s directors and executive officers is set forth in Shockwave’s Proxy Statement on Schedule 14A for its 2023 Annual Meeting of Stockholders, which was filed with the SEC on April 21, 2023, and Shockwave’s Current Reports on Form 8-K filed with the SEC on May 17, 2023 and January 29, 2024. To the extent holdings of Johnson & Johnson’s or Shockwave’s securities by their respective directors or executive officers have changed since the amounts set forth in such 2024 or 2023 proxy statements, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Investors and security holders of Shockwave are or will be able to obtain these documents free of charge from the SEC’s website at www.sec.gov, from Johnson & Johnson on Johnson & Johnson’s website at www.jnj.com, from Shockwave on Shockwave’s website at www.shockwavemedical.com or on request from Johnson & Johnson or Shockwave. Additional information concerning the interests of Shockwave’s participants in the solicitation, which may, in some cases, be different than those of Shockwave’s security holders generally, will be set forth in Shockwave’s proxy statement relating to the proposed transaction when it becomes available.